                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                      FORM 8-K/A

                                   CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

    JUNE 16, 1999 (Date of earliest event reported)      Commission file number:
                                                                 001-13171

                             EVERGREEN RESOURCES, INC.
               (Exact name of registrant as specified in its charter)

  COLORADO                                               84-0834147
(State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                      Identification No.)

                            1401 17TH STREET, SUITE 1200
                               DENVER, COLORADO 80202
                      (Address of principal executive offices)
                                     (Zip code)

                                   (303) 298-8100
                (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          The following exhibits are filed herewith:


          Exhibit No.              Description of Exhibit
          -----------              ----------------------
                1                  Underwriting Agreement dated June 16, 1999
                                   among Evergreen Resources, Inc. and the
                                   several underwriters named therein acting
                                   through their representatives, Prudential
                                   Securities Incorporated, A.G. Edwards &
                                   Sons, Inc., Howard Weil, Labouisse Friedrichs
                                   Incorporated and Hanifen, Imhoff Inc., relating
                                   to the sale of 2,750,000 shares of common stock

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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              Evergreen Resources, Inc.

                              By: /s/ Kevin R. Collins
                                 ------------------------------------------
                                    Kevin R. Collins
                                    Vice President and Chief Financial Officer

Date:     June 21, 1999